Exhibit 10.2

AMENDMENT TO PURCHASE AGREEMENT

THIS AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”) is made as of September 4, 2012, by and among 7900 HAMPTON BLVD, LLC, a Delaware limited liability company (“Seller”), and DEDICATED (PARROTS LANDING) LP, a Florida limited partnership (“Purchaser”).

W H E R E A S:

A.            Seller and Purchaser are the parties to that certain Purchase Agreement (the “Agreement”) dated as of August 24, 2012 with respect to certain real property located in the Broward County, Florida area, as more particularly described in Article 1 to the Agreement.

B.            The parties desire to amend the Agreement in certain respects as more particularly set forth below.

NOW, THEREFORE, in consideration of the execution and delivery of the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby further agree as follows:

1.             The foregoing recitals are true and correct and are incorporated herein in their entirety.

2.             This Amendment shall be deemed a part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement.  All initial capitalized terms used in this Amendment shall have the same meaning as set forth in the Agreement unless otherwise provided.

3.             Section 3.2 of the Agreement is hereby modified to provide that the Inspection Period shall expire on September 12, 2012.

4.             Except as specifically modified hereby, all of the provisions of the Agreement which are not in conflict with the terms of this Amendment are hereby ratified and confirmed and shall remain unmodified and in full force and effect.

5.             This Amendment may be executed in several counterparts each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

6.             Delivery of this Amendment executed by a party by facsimile or email (pdf) transmission shall constitute delivery of the original executed Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Seller:

7900 HAMPTON BLVD, LLC
a Delaware limited liability company

By:	Hampton Peak, LLC,
a Colorado limited liability company,
its Managing Member

By:
Luke C. Simpson, Manager

Purchaser:

DEDICATED (PARROTS LANDING) LP,
a Florida limited partnership

By:	Dedicated (Parrot Landing) GP Inc.,
a Canadian corporation,
its general partner

By:
Mark Zolty, Vice President